SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2002


                    Innovative Gaming Corporation of America
             (Exact name of registrant as specified in its charter)



         Minnesota                    22482                      41-1713864
(State or other jurisdiction  (Commission File Number)         (IRS Employer
     of incorporation)                                      Identification No.)






                333 Orville Wright Court, Las Vegas, Nevada 89119
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (702) 614-7199


                                 Not Applicable
          (Former name or former address, if changed since last report)

                         Exhibit Index Appears on Page 4

Item 5.  Other Events.

         The Registrant's Press Release dated September 10, 2002 which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

         The Certificates of Designation setting forth the rights and preferences of the Registrant's Series A-1 5.5% Convertible Preferred Stock is filed herewith as Exhibit 3.1 and incorporated by reference. Also attached to this Form 8-K and incorporated herein by reference are the agreements entered into by the Registrant in connection with the Registrant's private placement of promissory notes that are convertible into shares of Series A-1 5.5% Convertible Preferred Stock.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.  Please see Exhibit Index on page 4 of this Form 8-K.
         --------

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                INNOVATIVE GAMING CORPORATION
                                         OF AMERICA
                                        (Registrant)


Date:  September 11, 2002       By:      /s/ Laus M. Abdo
                                     -------------------------------------------
                                Name: Laus M. Abdo
                                      ------------------------------------------
                                Title:  President, CEO & Chief Financial Officer
                                        ----------------------------------------

                                  EXHIBIT INDEX



Exhibit No.                Description                                     Page
-----------                -----------                                     ----

3.1              Certificate of Designation of Series A-1 5.5%
                 Convertible Preferred Stock                                  5

10.1             Form of Securities Purchase Agreement                       24

10.2             Form of Convertible Notes                                   57

10.3             Form of Registration Rights Agreement                       66

10.4             Table Identifying Material Details                          85

99.1             Press Release dated September 10, 2002                      86